UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 19, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Century Aluminum Company (the “Company”) made certain amendments to the Company's Long-Term Incentive Plan (the “LTIP”), Amended and Restated 1996 Stock Incentive Plan (the “Stock Incentive Plan”) and form of LTIP Time-Vesting Performance Share Unit Award Agreement (the “Form of TVPSU Agreement”) and form of LTIP Performance Unit Award Agreement (the “Form of PSU Agreement”), in each case as more fully described below.
The amendments to the LTIP, Form of TVPSU Agreement and Form of PSU Agreement, among other things:

•
replaced the “single trigger” change in control provision with a “double trigger” provision, such that awards will no longer automatically accelerate upon a change in control of the Company, but will now accelerate upon a qualifying termination of participant following a change in control;

•
eliminated a provision that previously allowed for pro rata vesting of awards in the event of a termination other than for cause, such that now all unvested awards will be forfeited upon such a termination;

•	changed a provision that previously provided for full vesting of time-vesting awards upon death or disability of a participant to now only allow for pro rata vesting upon such circumstances;

•	clarified that the maximum allowable payout under a performance-based award is equal to 200% of the target award; and

•	allowed for performance-based awards to be settled in cash or common stock of the Company, at the Committee's discretion.
The amendments to the Stock Incentive Plan replaced the “single trigger” change in control provision with a “double trigger” provision, such that awards will no longer automatically accelerate upon a change in control of the Company, but will now only accelerate upon a qualifying termination of participant following a change in control.

The foregoing descriptions of the amendments to the LTIP, Stock Incentive Plan, Form of TVPSU Agreement and Form of PSU Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Company's amended and restated LTIP, Stock Incentive Plan and Form of TVPSU Agreement and Form of PSU Agreement filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 1996 Stock Incentive Plan
10.2	Amended and Restated Long-Term Incentive Plan
10.3	Form of Long-Term Incentive Plan Performance Unit Award Agreement
10.4	Form of Long-Term Incentive Plan Time-Vesting Performance Share Unit Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	March 25, 2013	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Amended and Restated 1996 Stock Incentive Plan
10.2	Amended and Restated Long-Term Incentive Plan
10.3	Form of Long-Term Incentive Plan Performance Unit Award Agreement
10.4	Form of Long-Term Incentive Plan Time-Vesting Performance Share Unit Award Agreement

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